Exhibit 21.1

REALOGY CORPORATION SUBSIDIARY LIST

Name	Jurisdiction of Incorporation

A Market Place, Inc.	CA

Advantage Title & Insurance, LLC	DE

AFS Mortgage	DE

Allmon, Tiernan & Ely, Inc.	FL

Alpha Referral Network, Inc.	TX

American Home Settlement Services, LLC (joint venture)	DE

American Title Company of Houston	TX

APEX Real Estate Information Services Alabama, L.L.C.	AL

APEX Real Estate Information Services, LLC	PA

APEX Real Estate Information Services, LLP	PA

Apple Ridge Services Corporation	DE

Associated Client Referral Corp.	PA

Associates Investments	CA

Associates Realty Network	CA

Associates Realty, Inc.	CA

Associates Title, LLC	DE

ATCOH Holding Company	TX

Atlantic Title & Trust, LLC (joint venture)	DE

Baldwin County Settlement Services, LLC (joint venture)	AL

BCD Investments, Inc.	HI

Bob Tendler Real Estate, Inc.	CT

Burgdorff Referral Associates, Inc.	NJ

Burnet Realty Inc. (MN)	MN

Burnet Realty, Inc. (WI)	WI

Burnet Title L.L.C.	MN

Burnet Title of Indiana, LLC (joint venture)	IN

Burnet Title of Ohio, LLC	OH

Burnet Title, Inc.	MN

Burrow Escrow Services, Inc.	CA

Cambridge Settlement Services.Com, LLC (joint venture)	AL

Cendant Business Answers No. 2 Plc	UK

Cendant Franchise Finance, Inc.	DE

Cendant Global Services East, BV	Netherlands

Cendant Global Services, BV	Netherlands

Cendant Global Services, Inc.	DE

Cendant Mobility Client-Backed Relocation Receivables Funding LLC	DE

Cendant Mobility Financial Corporation	DE

Cendant Mobility Holdings Limited	UK

Cendant Mobility II Limited	UK

Cendant Mobility Limited *	Hong Kong

Cendant Mobility Limited	UK

Cendant Mobility Partner Corporation	DE

Cendant Mobility Property Services Limited	UK

Cendant Mobility Property Services No 2 Limited	UK

Cendant Mobility Pte. Ltd.	Singapore

Cendant Mobility Pty Ltd.	Australia

Cendant Mobility Puerto Rico Corporation	Puerto Rico

Cendant Mobility Relocation Company	DE

Cendant Mobility Services Corporation (Canada)	New Brunswick

Cendant Mobility Services Corporation	DE

Cendant Mobility Services Limited	UK

Cendant Mobility UK Plc	UK

Cendant Real Estate Services Group LLC	DE

Cendant Real Estate Services Venture Partner, Inc.	DE

Cendant Services Ltd.	UK

Cendant Settlement Services Group LLC	DE

Central Florida Title Company	FL

Central Penn Multi-List, Inc. (joint venture)	PA

Century 21 Real Estate Corporation (Canada) Ltd.	Canada

Century 21 Real Estate LLC	DE

CGRN, Inc.	DE

Cleveland Financial Services Group **	CA

Coldwell Banker Commercial Pacific Properties, Ltd.	HI

Coldwell Banker Corporation	DE

Coldwell Banker King Thompson Auction Services, Inc.	DE

Coldwell Banker Pacific Properties, Ltd.	HI

Coldwell Banker Real Estate Corporation	CA

Coldwell Banker Real Estate Services, Inc.	NJ

Coldwell Banker Real Estate, Inc.	PA

Coldwell Banker Residential Brokerage Company	CA

Coldwell Banker Residential Brokerage Corporation	DE

Coldwell Banker Residential Brokerage Insurance Agency of Maine, Inc.	ME

Coldwell Banker Residential Brokerage Insurance Agency, Inc.	MA

Coldwell Banker Residential Brokerage Pardoe, Inc.	DE

Coldwell Banker Residential Brokerage, Inc.	DE

Coldwell Banker Residential Real Estate Services of Wisconsin, Inc.	WI

Coldwell Banker Residential Real Estate, Inc.	CA

Coldwell Banker Residential Referral Network, Inc. (CA)	CA

Coldwell Banker Residential Referral Network, Inc. (PA)	PA

Colorado Commercial, LLC	CO

Cook-Pony Farm Real Estate, Inc.	NY

Corcoran Group - Brooklyn Landmark, LLC	NY

Corcoran MLS Holdings LLC	DE

Cornish & Carey Residential, Inc. *	CA

Cosby-Tipton Real Estate, Inc.	CA

Cotton Real Estate, Inc.	MA

CSSG Affiliates Holdings, Inc.	DE

CSSG Holdings, Inc.	DE

Del Monte Realty Company	CA

DeWolfe Realty Affiliates, Inc.	ME

DeWolfe Relocation Services, Inc.	MA

Douglas and Jean Burgdorff, Inc.	NJ

Equity Title Company	CA

Equity Title Messenger Service Holding Company	DE

ERA Franchise Systems, Inc.	DE

ERA General Agency Corporation	MO

ERA General Agency of New Jersey, Inc.	NJ

Fairtide Insurance Ltd.	Bermuda

FedState Strategic Consulting, Incorporated	DE

First Advantage Title, LLC (joint venture)	DE

First California Escrow Corporation	DE

First Place Title, LLC	DE

Florida’s Preferred School of Real Estate, Inc.	FL

Franchise Settlement Services, Inc.	DE

Fred Sands School of Real Estate, Inc.	CA

FSA Membership Services, LLC	DE

Grand Title, LLC	DE

Guardian Holding Company	DE

Guardian Title Agency, LLC	CO

Guardian Title Company	CA

Gulf South Settlement Services, LLC	DE

Henry S. Miller Real Estate Institute, Inc. *	TX

HFS Mobility Services Inc.	Ontario

Hickory Title, LLC	DE

Hillshire House, Incorporated	CT

Home Referral Network, Inc.	MN

Hopkins Associates, Inc.	MD

Island Settlement Services, LLC (joint venture)	DE

J.W. Riker - Northern R.I., Inc.	RI

Jack Gaughen, Inc.	PA

Kendall, Potter & Mann Realtors, Inc.	CA

Kenosia Funding, LLC	DE

Keystone Closing Services, LLC	DE

Keystone Title, LLC	DE

King Title Services, LLC	AL

Landmark Shelfco Limited	UK

Lehigh Title, LLC (joint venture)	DE

Lincoln Settlement Services, LLC	DE

Lincoln Title, LLC (joint venture)	DE

LMS (Delaware) Corp.	DE

Market Street Settlement Group, Inc.	NH

Mercury Settlement Services, LLC (joint venture)	DE

Metro Title, LLC (joint venture)	DE

Mid-Exchange, Inc.	CA

Mid-State Escrow Corporation	DE

National Coordination Alliance, Inc.	CA

NEWMLS LLC (Joint Venture)	NJ

Nisbet Corporation *	OH

NRT Arizona Commercial, Inc.	DE

NRT Arizona Exito, Inc.	DE

NRT Arizona Pinnacle Peak, Inc.	DE

NRT Arizona Referral, Inc.	DE

NRT Arizona Southwest, Inc.	DE

NRT Arizona Success, Inc.	DE

NRT Arizona, Inc.	DE

NRT Chicago LLC	DE

NRT Colorado, Inc.	CO

NRT Columbus, Inc.	DE

NRT Commercial Ohio Incorporated	OH

NRT Commercial Utah, Inc.	DE

NRT Commercial, Inc.	DE

NRT Hawaii Referral, LLC	DE

NRT Incorporated	DE

NRT Mid-Atlantic Title Services, LLC	MD

NRT Mid-Atlantic, Inc.	MD

NRT Missouri Referral Network, Inc.	MO

NRT Missouri, Inc.	MO

NRT New England Incorporated	DE

NRT New York, Inc.	DE

NRT Relocation LLC	DE

NRT Settlement Services of Missouri, Inc.	DE

NRT Settlement Services of Texas, Inc.	DE

NRT Settlement Services, LLC	MD

NRT Sunshine Inc.	DE

NRT Texas Real Estate Services, Inc.	TX

NRT Texas, Inc.	TX

NRT The Condo Store Incorporated	DE

NRT Title Agency, LLC (joint venture)	DE

NRT Title Services of Maryland, LLC (joint venture)	DE

NRT Utah, Inc. (DE)	DE

O’Conor, Piper & Flynn Insurance Agency, LLC (joint venture)	MD

O’Conor, Piper & Flynn Recreational and Social Club, Inc.	MD

Pacesetter Nevada, Inc.	NV

Pacific Properties Referrals, Inc.	HI

Patriot Settlement Services, LLC	DE

PHH Network Services S.A. de C.V.	Mexico

PHH Title Services Corporation	DE

Platinum Title & Settlement Services, LLC (joint venture)	DE

Premier Settlement Services, LLC	DE

Prime Commercial, Inc.	UT

Processing Solutions, Inc.	TX

Professionals’ Title Company, LLC (joint venture)	DE

Progressive Title Company, Inc.	CA

Property I.D. Associates, LLC (joint venture)	CA

Providence Title Company	TX

Quality Title, LLC (joint venture)	OH

R.J. Young Company	CA

Real Estate Franchise Group, Inc.	DE

Real Estate Operations, Inc.	CA

Real Estate Referral, Inc.	CT

Real Estate Referrals, Inc.	MD

Real Estate Services of Pennsylvania, Inc.	PA

Real Estate Services, Inc. ***	DE

Realogy Intellectual Property Holdings I, Inc.	DE

Realogy Intellectual Property Holdings II, Inc.	DE

Referral Associates of Florida, Inc.	FL

Referral Associates of New England, Inc.	MA

Referral Network Inc.	TX

Referral Network, Inc. (FL)	FL

Referral Network, LLC	CO

Regency Title Company, L.L.C. (joint venture)	GA

Riverbend Title, LLC (joint venture)	DE

Rocky Mountain Settlement Services, LLC	DE

Scranton Abstract, LLC	DE

Seawind Settlement Services, LLC	DE

Secured Land Transfers, Inc.	PA

Security Settlement Services, LLC	DE

Seville Properties, Inc. *	CA

Signature Properties, Inc.	FL

Skyline Title, LLC (joint venture)	DE

Soleil Florida Corp.	FL

Sotheby’s International Realty Referral, LLC	DE

Sotheby’s International Realty Affiliates, Inc.	DE

Sotheby’s International Realty Licensee Corporation	DE

Sotheby’s International Realty Limited	UK

Sotheby’s International Realty UK Limited	UK

Sotheby’s International Realty, Inc.	MI

South Land Title Co., Inc.	TX

South-Land Title of Montgomery County, Inc.	TX

St. Joe Real Estate Services, Inc.	FL

St. Joe Title Services Inc.	FL

St. Joe Title Services, LLC	DE

St. Mary’s Title Services, LLC (joint venture)	NH

Summit Escrow	CA

Sunland Title, LLC	DE

Susquehanna Land Transfers, LLC (joint venture)	DE

TAW Holding, Inc.	TX

TBR Settlement Services, LLC	DE

Terramar Guaranty Title & Trust, Inc.	FL

Texas American Title Company of Austin	TX

Texas American Title Company	TX

The Corcoran Group Eastside, Inc.	NY

The DeWolfe Companies, Inc.	MA

The DeWolfe Company, Inc.	MA

The Four Star Corp.	CT

The Masiello Group Closing Services, LLC (joint venture)	NH

The Miller Group, Inc.	MD

The NRT Foundation, Inc.	DE

The Sunshine Group (Florida) Limited Partnership	DE

The Sunshine Group (Florida) Ltd. Corp.	FL

The Sunshine Group Limited Partnership	DE

The Sunshine Group, Ltd.	NY

Title Resources Guaranty Company	TX

Title Resources Incorporated	DE

Trust of New England, Inc.	MA

Valley of California, Inc.	CA

West Coast Escrow Closing Co.	CA

West Coast Escrow Company	CA

West Coast Valencia Escrow Company, Inc.	DE

West Shell, Inc.	OH

William Orange Realty, Inc.	CT

*	1% owned by Cendant Corporation (to be transferred)

**	Names of entities to be changed / possible new entities to be incorporated

***	100% of outstanding preferred stock held by Cendant Internet Group, Inc.